Registration Nos. 33-
                                                                          811-
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                             ____________________

                                  FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
          Pre-Effective Amendment No. ___                                  [ ]
          Post-Effective Amendment No.___                                  [ ]

                                    and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]
          Amendment No. ___                                                [ ]

                      (Check appropriate box or boxes.)

                    MANNING & NAPIER INSURANCE FUND, INC.
              _________________________________________________
              (Exact name of registrant as specified in charter)

     1100 Chase Square
     Rochester, New York                                             14604
     ________________________________________                       _________
     (Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, Including Area Code   (716) 325-6880

                             B. Reuben Auspitz or
                                Barbara Lapple
                  c/o Manning & Napier Insurance Fund, Inc.
                              1100 Chase Square
                             Rochester, NY 14604

                   (Name and Address of Agent For Service)

                                  Copies to:

                          Judith A. Hasenauer, Esq.
                      Blazzard, Grodd & Hasenauer, P.C.
                                P.O. Box 5108
                             Westport, CT  06881
                                (203) 226-7866

Approximate Date of Proposed Public Offering:
    As soon as practicable after the effective date of this Filing.

Calculation of Registration Fee under the Securities Act of 1933:
     $500 - Registrant is registering an indefinite number of securities under the Securities Act of 1933 pursuant to Investment Company Act Rule 24f-2.
=============================================================================
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


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                    MANNING & NAPIER INSURANCE FUND, INC.

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          CROSS REFERENCE SHEET
          (as required by Rule 404(c))

          PART A
  N-1A
--------
Item No.                                                  Location
--------                                          -------------------------

      1.  Cover Page...........................   Cover Page

      2.  Synopsis.............................   Summary

      3.  Condensed Financial Information......   Not Applicable

      4.  General Description of Registrant....   Cover Page; The Fund;
                                                  Risk and Investment
                                                  Objectives; Appendix

      5.  Management of the Fund...............   Management

      6.  Capital Stock and Other Securities...   Sales and Redemptions;
                                                  Net Asset Value; Tax
                                                  Status, Dividends, and
                                                  Distributions; General
                                                  Information

      7.  Purchase of Securities Being Offered.   The Fund; Net Asset
                                                  Value; Sales and
                                                  Redemptions

      8.  Redemption or Repurchase.............   Sales and Redemptions;
                                                  Net Asset Value

      9.  Pending Legal Proceedings............   Not Applicable

                            PART B

     10.  Cover Page...........................   Cover Page

     11.  Table of Contents....................   Cover Page

     12.  General Information and History......   Not Applicable

     13.  Investment Objectives and Policies...   Investment Objectives,
                                                  Policies and Restrictions
                                                  of the Fund;
                                                  Risk and Investment
                                                  Policies; Principal
                                                  Investment Restrictions;
                                                  Risks and Additional
                                                  Information about
                                                  Investment Policies;
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              CROSS REFERENCE SHEET (CONT'D)
               (as required by Rule 404(c))

N-1A
--------
Item No.                                                   Location
--------                                          ---------------------------

Item 14.  Management of the Fund...............   Management

Item 15.  Control Persons and Principal Holders
               of Securities...................   Management

Item 16.  Investment Advisory and Other
               Services........................   Management; Custodian

Item 17.  Brokerage Allocation.................   Management
                                                  (Portfolio Transations and
                                                  Brokerage)

Item 18.  Capital Stock and Other Securities...   Redemption of Shares;
                                                  Net Asset Value; Taxes;
                                                  Dividends and
                                                  Distributions; Organiza-
                                                  tion and Capitalization

Item 19.  Purchase, Redemption and Pricing of
               Securities Being Offered........   Net Asset Value;
                                                  Redemption of Shares

Item 20.  Tax Status...........................   Taxes; Dividends and
                                                  Distributions

Item 21.  Underwriters.........................   Not Applicable

Item 22.  Calculations of Yield Quotations of
               Money Market Funds..............   Not Applicable

Item 23.  Financial Statements.................   Financial Statements
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                                    PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.


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                                    PART A


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                    MANNING & NAPIER INSURANCE FUND, INC.
                              1100 CHASE SQUARE
                          ROCHESTER, NEW YORK 14604
                                1-800-466-3863

Manning & Napier Insurance Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the six series of the Fund described below (the "Portfolios.") Manning & Napier Advisors, Inc. (the "Advisor") acts as investment advisor to the Fund. Shares of the Fund are offered to life insurance companies ("Life Companies") for allocation to certain of their variable separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies ("Variable Contracts"). The Portfolios and their respective investment objectives are as follows:

MANNING & NAPIER MODERATE GROWTH PORTFOLIO - seeks with equal emphasis long-term growth and preservation of capital.

MANNING & NAPIER GROWTH PORTFOLIO - seeks long-term growth of capital. The secondary objective is the preservation of capital.

MANNING & NAPIER EQUITY PORTFOLIO - seeks long-term growth of capital.

MANNING & NAPIER SMALL CAP PORTFOLIO - seeks to achieve long-term growth of capital by investing principally in the equity securities of small issuers.

MANNING & NAPIER BOND PORTFOLIO - seeks to maximize total return in the form of both income and capital appreciation by investing in fixed income securities without regard to maturity.

MANNING & NAPIER MAXIMUM HORIZON PORTFOLIO - seeks to achieve the high level of long-term capital growth typically associated with the stock market.

This Prospectus provides you with the basic information you should know before investing in the Fund. You should read this Prospectus and keep it for future reference. A Statement of Additional Information, dated XXXXXXXXXX containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The purchaser of a Variable Contract should read this Prospectus in conjunction with the prospectus for his or her Variable Contract.

               The date of this Prospectus is XXXXXXXXXX, XXXX.

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TABLE OF CONTENTS

PAGE


SUMMARY                                                      1
The Fund                                                     1

RISK AND INVESTMENT OBJECTIVES                               1

RISKS AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES   5

PRINCIPAL INVESTMENT RESTRICTIONS                           12

MANAGEMENT                                                  12

SALES AND REDEMPTIONS                                       13

NET ASSET VALUE                                             14

PERFORMANCE INFORMATION                                     15

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS                    16

GENERAL INFORMATION                                         16

APPENDIX                                                    17

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                                   SUMMARY

THE FUND

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on November 1, 1995. The Fund offers separate series of units of beneficial interest ("shares"). The Fund is currently comprised of six separate Portfolios: Manning & Napier Moderate Growth Portfolio; Manning & Napier Growth Portfolio; Manning & Napier Equity Portfolio; Manning & Napier Small Cap Portfolio; Manning & Napier Bond Portfolio; and Manning & Napier Maximum Horizon Portfolio. The Directors may provide for additional Portfolios from time to time. Each Portfolio offers a separate class of shares.

                        RISK AND INVESTMENT OBJECTIVES

Each Portfolio of the Fund has a different investment objective which it pursues through separate investment policies as described below. The risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk of each Portfolio.

MANNING & NAPIER MODERATE GROWTH PORTFOLIO

The investment objective of the Manning & Napier Moderate Growth Portfolio (the "Moderate Growth Portfolio") is to seek with equal emphasis long term growth and preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Moderate Growth Portfolio's investments fluctuate in value, the Portfolio's shares will fluctuate in value. The Advisor seeks to reduce the risk of negative returns while seeking to obtain capital growth when it believes valuations and market conditions are favorable. In this process the Advisor will work to try to dampen the year-to-year swings in the market value in order to generate a more stable rate of growth for this Portfolio relative to an investment in the general stock market. There is no assurance that the Moderate Growth Portfolio will attain its objective.

In pursuit of its investment objective, the Portfolio may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. The Portfolio does not intend to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by the Portfolio may be subject to the risk of being called by the issuer.

The debt securities in which the Portfolio may invest in consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Portfolio may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities."

MANNING & NAPIER GROWTH PORTFOLIO

The primary investment objective of the Manning & Napier Growth Portfolio (the "Growth Portfolio") is to provide long term growth of capital. The secondary objective of the Growth Portfolio is the preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Growth Portfolio's investments fluctuate in value, the Portfolio shares will fluctuate in value. In pursuit of its primary objective, the Growth Portfolio will often invest more than 50% in common stocks, and securities convertible into common stocks, of companies the Advisor believes have long-term growth potential. However, in light of the secondary objective of the Growth Portfolio, it may, even under normal circumstances, invest a substantial portion of its assets in certain debt securities, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities afford less opportunity for growth than common stocks but they entail less risk of loss and may also offer some opportunity for growth of capital as well as for income and relative stability. There is no assurance that the Growth Portfolio will attain its objective.

In pursuit of its investment objective, the Growth Portfolio may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. The Portfolio does not intend to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by the Portfolio may be subject to the risk of being called by the issuer.

The debt securities in which the Portfolio may invest in consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Portfolio may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities."


MANNING & NAPIER EQUITY PORTFOLIO

The investment objective of the Manning & Napier Equity Portfolio (the "Equity Portfolio") is long-term growth of capital. The Advisor will, under normal circumstances, seek to increase shareholders' capital by investing principally in common stocks of domestic and foreign issuers. Under normal circumstances, the Portfolio will seek to have a minimum of 90% of its assets invested in equity securities. There is no assurance that the Equity Portfolio will attain its objective.

The Portfolio will seek investment opportunities principally in common stocks of domestic and foreign issuers which the Advisor believes have the potential for above average and predictable earnings growth or where the Advisor believes the investment is under-valued for either company-specific, industry-specific, or macro-economic reasons.

The Portfolio's investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Further, the Portfolio does not follow a policy of active trading for short-term profits. Therefore, the Portfolio may be more appropriate for investors with a longer-range perspective. The Portfolio may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities."

MANNING & NAPIER SMALL CAP PORTFOLIO

The investment objective of the Manning & Napier Small Cap Portfolio (the "Small Cap Portfolio") is to provide long-term growth of capital. The Portfolio will attempt to achieve its objective by investing primarily in equity securities as described below. Equity securities consist of common stocks and other securities having some of the characteristics of common stocks, such as convertible preferred stocks, convertible bonds and warrants. The Portfolio does not intend to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by the Portfolio may be subject to the risk of being called by the issuer. However, the Portfolio would not buy bonds if they were in default as to payment of principal or interest. There is no assurance that the Small Cap Portfolio will attain its objective.

The Portfolio seeks to achieve its investment objective by investing principally in equity securities of small issuers. In general, a small issuer is one which has a market capitalization of less than $700 million, or less than the median market capitalization of the S&P Midcap Index (the median market capitalization of the S&P Midcap Index as of the close on December 31, 1994 was approximately $943.9 million), whichever is greater at the time of investment. The Portfolio will, under normal circumstances, have at least 65% of the value of its total net assets invested in such securities; the balance, if any, will be invested in equity securities of other than small issuers considered appropriate by the Advisor. Current income is not a factor in pursuing the Small Cap Portfolio's objective.

Investing in the equity securities of small companies involves greater risk than investing in such securities of larger companies, because the equity securities of small companies may have less marketability and may be subject to more abrupt or erratic market movements than the equity securities of larger companies. The Portfolio may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities."


MANNING & NAPIER BOND PORTFOLIO

The primary objective of the Manning & Napier Bond Portfolio (the "Bond Portfolio") is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities without regard to maturity. The Bond Portfolio will, under normal circumstances, have at least 65% of the value of its total assets invested in a diversified portfolio consisting of the following U.S. dollar-denominated fixed income securities: non-convertible corporate debt securities, mortgage backed securities and government obligations. Any remaining assets in the Bond Portfolio may be held in cash or, high quality "money market securities," convertible debt, preferred stock, futures contracts, and related options. There is no assurance that the Bond Portfolio will attain its objective.

The Advisor may vary the maturities of the Bond Portfolio's securities without restriction, depending on its evaluation of interest rate trends and other factors affecting the fixed income markets. The Bond Portfolio will purchase short-term securities when the risk of negative returns is high as determined by the Advisor. Generally, the shorter the maturity of a fixed income security the lower its yield and the lower its price volatility. The Bond Portfolio will invest primarily in fixed income securities rated in the four highest rating categories (Baa or higher by Moody's or BBB or higher by S&P) but may invest up to 20% of its assets in lower-rated securities. These securities are commonly known as "junk bonds". Securities rated Baa or BBB are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities."

MANNING & NAPIER MAXIMUM HORIZON PORTFOLIO

The primary objective of the Maximum Horizon Portfolio (the "Maximum Horizon Portfolio") is to achieve the high level of long-term capital growth typically associated with the stock market. The Advisor will normally concentrate the investments of the Portfolio in common stocks, but may also utilize income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Maximum Horizon Portfolio's investments fluctuate in value, the shares of the Portfolio will also fluctuate in value. There is no assurance that the Maximum Horizon Portfolio will attain its objective.

In pursuit of its investment objective, the Maximum Horizon Portfolio may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. The Portfolio does not intend to invest more than 5% of the value of its total net assets in warrants. The Portfolio may purchase convertible securities when the Advisor believes the securities will provide preservation of capital as a result of their fixed income characteristics and have the potential to provide long-term growth due to their equity conversion feature. There will be no minimum rating standards for the debt aspects of such securities. Convertible bonds purchased by the Portfolio may be subject to the risk of being called by the issuer.

The debt securities in which the Portfolio may invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Portfolio may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities."

GENERAL

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or P-1 by Moody's, repurchase agreements involving such securities and other investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

In addition, the Portfolio may to varying degrees use certain techniques and strategies discussed below under "Risks and Additional Information about Investment Policies."

          RISKS AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Set forth below is further information about certain types of securities in which the Portfolios may invest, as well as information about additional types of investments and certain strategies the Portfolios may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Portfolios' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

Each Portfolio may invest up to 25% of its assets in foreign securities which are not publicly traded in the United States. While the Bond Portfolio and the bond portion of the other Portfolios generally emphasize investments in U.S. Government securities and companies domiciled in the United States, each may invest up to 25% in foreign securities of the same types and quality as the domestic securities in which each Portfolio may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objectives of each Portfolio. None of the Portfolios, will invest more than 25% of its assets in securities issued by any one foreign government. Each Portfolio may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

Each Portfolio's restriction on investment in foreign securities is a fundamental policy that cannot be changed without the approval of a majority, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"), of the outstanding voting securities of a Portfolio.

There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Portfolio. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Portfolio purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Portfolio's Custodian either directly or through a securities depository. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

SECURITIES LENDING

Each Portfolio may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Portfolio.

U.S. GOVERNMENT SECURITIES

Each Portfolio may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., the Federal National Mortgage Association).

SHORT SALES

Each Portfolio may within limits engage in short sales "against the box." A short sale is the sale of borrowed securities; a short sale against the box means that a Portfolio owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Portfolio may be held as collateral for such sales at any one time. Such short sales can be used as a hedge and as a method of deferring realized capital gains from one taxable year to the next for tax purposes.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

Each Portfolio may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Portfolio will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a separate account with a segregated portfolio of high quality liquid debt instruments or cash in an amount at least equal to the purchase price.

MORTGAGE-BACKED SECURITIES

Each Portfolio may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Each Portfolio may purchase CMOs that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities' value, which are likely to vary inversely with fluctuations in interest rates.

Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

HIGH YIELD DEBT SECURITIES

High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than high-rated securities and are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is each Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each Portfolio will also seek to minimize risk by diversifying its holdings.

ZERO-COUPON BONDS

Debt securities in which a Portfolio may invest may also include zero-coupon bonds. Zero-coupon bonds do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Each Portfolio may have to sell other securities to raise cash to satisfy this distribution requirement.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

Each Portfolio has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Portfolio's portfolio, to reduce the overall level of risk that normally would be expected to be associated with its investments. Each Portfolio may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Portfolio also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Portfolio is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Portfolio is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Portfolio will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. Each Portfolio may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is "in the money."

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

Each Portfolio, except the Bond Portfolio, may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FUTURES CONTRACTS

Each Portfolio may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. None of the Portfolios may purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Portfolio's portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

A Portfolio's successful use of futures contracts depends on the Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the prices of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Portfolio. Certain futures exchanges or boards of trade have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Portfolio's ability to repurchase or sell certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A Portfolio's use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Portfolio while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfolio to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Portfolios do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Portfolios' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract creates an obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract creates an obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Each Portfolio will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. None of the Portfolios may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Portfolio's portfolio.

FOREIGN CURRENCY OPTIONS

A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by a Portfolio and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a "registered investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

                      PRINCIPAL INVESTMENT RESTRICTIONS

Each Portfolio is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of a Portfolio's outstanding shares.

Each Portfolio may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of a Portfolio's total assets and the Portfolio will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

Each Portfolio may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). Each Portfolio may not purchase more than 10% of the outstanding voting securities of any one issuer.

Each Portfolio may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government securities).

Each Portfolio will not invest more than 15% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

Each Portfolio may invest its assets in securities of any other investment company (closed-end or open-end) (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act. Each of the Portfolios may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

Each Portfolio may not make loans, except that each Portfolio may invest in debt securities and repurchase agreements and may engage in securities lending.

Additional information about the Portfolios' investment restrictions is contained in the Statement of Additional Information.

                                  MANAGEMENT

The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Advisor and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to the Advisor, 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

The Advisor acts as investment advisor to the Fund. Mr. William Manning and Mrs. Jane Napier control the Advisor by virtue of their ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Portfolio and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

As of the date of this Prospectus, the Advisor supervised approximately $5 billion in assets of clients, including both individuals and institutions. For its services to the Fund under the Investment Advisory Agreement, the Portfolios pay the Advisor the following fees, computed daily and payable monthly:






PORTFOLIO                         % PER ANNUM

Moderate Growth Portfolio*                    1.00%
Growth Portfolio*                             1.00%
Equity Portfolio*                             1.00%
Small Cap Portfolio*                          1.00%
Bond Portfolio                                 .50%
Maximum Horizon Portfolio*                    1.00%



*This fee is higher than the mean fee paid by all other mutual Portfolios.

In addition, the Advisor is separately compensated for acting as Transfer Agent for the Fund. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, and Accounting Services Agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third-parties who provide shareholder support servicing and distribution assistance.

                            SALES AND REDEMPTIONS

The separate accounts of the Life Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Variable Contracts issued by the Life Companies. Orders received by the Fund are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Fund's Statement of Additional Information. Payment for redemptions will be made within three days after receipt of a redemption request in good order. No fee is charged the separate accounts of the Life Companies when they redeem Portfolio shares. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Fund; or (iv) at any time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Subject to the Portfolios' compliance with applicable regulations, the Portfolios' have reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Portfolios' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, it could incur brokerage or transaction charges when converting the securities to cash.

Manning & Napier Investor Services, Inc. acts as Distributor of the Portfolio shares and is located at the same address as the Advisor and the Portfolio. The Distributor receives no fee from the Portfolio and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

The Fund does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Fund offers its shares for products offered by the Life Companies which may or may not be affiliated with each other. Nevertheless, the Fund's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investment in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.

                               NET ASSET VALUE

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of 4:00 p.m. New York time on each day the New York Stock Exchange is open.

The net asset value per share is the value of the Portfolios' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Portfolios' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

                           PERFORMANCE INFORMATION

Performance information for each of the Portfolios may be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the Statement of Additional Information.

Any Fund performance information presented will also include performance information for the insurance company separate accounts investing in the Fund which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Fund may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or the Advisor by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

                   TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Fund intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Life Companies which hold its shares. For further information concerning federal income tax consequences for the holders of the Variable Contracts of the Life Companies, investors should consult the prospectus used in connection with the issuance of their Variable Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Companies will be informed at least annually about the amount and character of distributions from the Fund for federal income tax purposes.

See the Statement of Additional Information for a further discussion of Taxes.

                             GENERAL INFORMATION

The Fund was incorporated on November 1, 1995 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances.
Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Portfolio except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Portfolio. Income, direct liabilities and direct operating expenses of a Portfolio will be allocated directly to the Portfolio, and general liabilities and expenses of a Portfolio will be allocated directly to the Portfolio, and general liabilities and expenses of the Fund will be allocated among the Portfolios in proportion to the total net assets of the Fund by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

Coopers & Lybrand, L.L.P. has been selected as the independent accountants of each Portfolio and performs an annual audit of the Portfolios' accounts and reviews the Fund's tax returns.

Boston Safe Deposit and Trust Company, is the Fund's Custodian. The Advisor, acting as Transfer Agent, maintains its own shareholder account records, and shareholder inquiries should be directed to Manning & Napier, P.O. Box 41118, Rochester, New York 14604.


                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

          Moody's Investors Service, Inc.'s corporate bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

 A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa - Bonds rated Caa represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

          Standard & Poor's Ratings Group's corporate bond ratings:

   AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

 AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

 A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The C rating is reserved for income bonds on which no interest is being paid.

    Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc.'s commercial paper ratings:

   P-1 - Commercial papers which are rated P-1 are judged to have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -Leading market positions in well-established industries.
                   -High rates of return on funds employed.
   -Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
 -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment for senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
 Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Standard & Poor's Corporation's commercial paper ratings:

  A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+)
                                 designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated A-1.

   A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated B are regarded as having only speculative capacity for timely payment.

C - Commercial papers rated C are assigned to short-term debt obligations with a doubtful capacity for payment.

  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                    MANNING & NAPIER INSURANCE FUND, INC.

           Statement of Additional Information dated _____________




This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with the Fund's Prospectus dated ______________, copies of which may be obtained from Manning & Napier Advisors, Inc., 1100 Chase Square,
  Rochester, NY 14604.



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TABLE OF CONTENTS

                                                                         Page
-----------------------------------------------------------------------------

DEFINITIONS                                                                    B-2
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUND                   B-2
RISK AND INVESTMENT POLICIES                                                   B-2
INVESTMENT RESTRICTIONS                                                        B-16
MANAGEMENT                                                                     B-18
NET ASSET VALUE                                                                B-21
REDEMPTION OF SHARES                                                           B-22
TAXES                                                                          B-22
SPECIAL CONSIDERATIONS                                                         B-23
DIVIDENDS AND DISTRIBUTIONS                                                    B-24
PERFORMANCE INFORMATION                                                        B-24
SHAREHOLDER COMMUNICATIONS                                                     B-25
ORGANIZATION AND CAPITALIZATION                                                B-25
FINANCIAL STATEMENTS                                                           B-26



DEFINITIONS

The "Fund"                     -  Manning & Napier Insurance Fund, Inc.

"Advisor"                        Manning & Napier Advisors, Inc.,
                                  The Fund's investment advisor.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUND

The Fund currently offers shares of beneficial interest of six Portfolio (the "Funds") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Fund are described in the Prospectus. This Statement contains additional information concerning certain investment practices and investment restrictions of the Fund.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Directors may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Portfolios.

Convertible bonds purchased by the Portfolios may have a call feature. Warrants purchased by the Fund may or may not be listed on a national securities exchange. The Fund has no current intention to engage in "short sales against the box". All of the Portfolios' policies regarding options discussed below are fundamental.

RISK AND INVESTMENT POLICIES

WRITING COVERED CALL AND SECURED PUT OPTIONS

As a means of protecting their assets against market declines, and in an attempt to earn additional income, each Portfolio may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

As described in the Prospectus, when a Portfolio writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Portfolio will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Portfolio may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option's exercise price. A Portfolio will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

A Portfolio will write only covered call options which are traded on national securities exchanges. Currently, call options on a stock may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

A Portfolio may write only covered call options. A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, has the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, Treasury bills or other liquid high grade short-term obligations in a segregated account with its custodian, and marks the same to market daily, all in accordance with the rules of the clearing corporations and of the exchanges and securities laws. A Portfolio will not sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

Options written by a Portfolio will have exercise prices which may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the market price of the underlying security at the time the options are written. However, a Portfolio generally will not write so-called "deep-in-the-money" options.

The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

If a call option on a security expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

Call options may also be purchased by a Portfolio, but only to terminate (entirely or in part) a Portfolio's obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. A Portfolio may enter into a closing purchase transaction, for example, to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Portfolio may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Portfolio has received a notice that the option is to be exercised.

The cost to a Portfolio of such a closing transaction may be greater than the net premium received by a Portfolio upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Portfolio from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

A Portfolio may also write secured put options and enter into closing purchase transactions with respect to such options. A Portfolio may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. A separate account in the Fund established with the Portfolio's custodian with securities consisting of cash or U.S. Government or other high grade liquid debt obligations equal to the amount of the Portfolio assets that could be required to consummate put options. For the purposes determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

A put option is secured if a Portfolio maintains in a segregated account with its Custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A Portfolio may write secured put options when the Advisor wishes to purchase the underlying security for a Portfolio's portfolio at a price lower than the current market price of the security. In such event a Portfolio would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the interest earned on the amount held in U.S. Government securities plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and interest earned on the amount held in U.S. Government securities.

A Portfolio may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the "exercise price") at any time up to a specified future date (the "expiration date").

Purchase of a put option creates a "hedge" against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Portfolio protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where one obtains greater current income at the risk of foregoing potential future gains, one purchasing put options is in effect foregoing current income in return for reducing the risk of potential future losses.

A Portfolio will purchase put options as a means of "locking in" profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Portfolio may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Portfolio, will be reduced by the amount of premium paid for the put option. At the same time, a Portfolio will continue to own the security. Should the security decline in value below the exercise price of the put option, however, a Portfolio may elect to exercise the option and "put" or sell the security to the party that sold the put option to that Portfolio, at the exercise price. In this case a Portfolio would have a higher return on the security than would have been possible if a put option had not been purchased.

CERTAIN RISK AND OTHER FACTORS RESPECTING OPTIONS

As stated in the Prospectus, positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although a Portfolio will write options only when the Advisor believes a liquid secondary market will exist on an exchange for options of the same Portfolio, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, a Portfolio may not be able to close an option position, which will prevent that Portfolio from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to use the amount held in cash or U.S. Government securities as security for the put option for other investment purposes until the exercise or expiration of the option.

Possible reasons for the absence of a liquid secondary market on an exchange for an option include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c)
 trading halts, suspensions or other restrictions imposed with respect to particular classes or Portfolio of options or underlying securities; (d) inadequacy of the facilities of an exchange or The Options Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders.

Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Portfolio and certain other accounts managed by the Advisor may constitute such a group. If so, the options positions of the Portfolio may be aggregated with those of other clients of the Advisor.

When the Portfolio writes an over-the-counter ("OTC") option, it will enter into a arrangement with a primary U.S. government securities dealer, which would establish a formula price at which the Portfolio would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security ("in-the-money"). For an OTC option the Fund writes, it will treat as illiquid (for purposes of the 15% of net assets restriction on illiquid securities, stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money". The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission is evaluating the general issue of whether or not the OTC options should be considered to be liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

Although The Options Clearing Corporation has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised The Options Clearing Corporation that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

The Portfolios will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions which the Portfolio may execute. The Portfolio's program of writing and/or purchasing such options with respect to as much of its portfolio as possible will increase the transaction costs borne by the Fund.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

Each Portfolio, except for the Bond Portfolio, may enter into Stock Index Futures Contracts to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may also use Index Futures as a substitute of a comparable market position in the underlying securities. Although techniques other than the sale and purchase of Stock Index Futures Contracts could be used to adjust the exposure or hedge a Portfolio's portfolio, a Portfolio may be able to do so more effectively and, perhaps, at a lower cost through the use of Stock Index Futures Contracts.

A Stock Index Futures Contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Portfolio intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

A Portfolio will not enter into a Stock Index Futures Contract or option thereon if, as a result thereof: the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

Unlike when the Portfolios purchase or sell an equity security, no price would be paid or received by the Portfolios upon the purchase or sale of a Stock Index Futures Contract. Upon entering into a Futures Contract, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills known as "initial margin." The amount of initial margin required by the rules of the exchanges is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that Futures Contract margin does not involve the borrowing of Portfolios by the Portfolio to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called "variation margin", to and from the futures broker, would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Portfolio has purchased a Stock Index Futures Contract and the price of that underlying stock index has risen, that futures position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Portfolio has purchased a Stock Index Futures Contract and the price of the stock index has declined, the position would be less valuable and the Portfolio would be required to make a variation payment to the broker.

A Portfolio will not enter into Stock Index Futures Contracts for speculation and will only enter into Futures Contracts which are traded on established futures markets. The Portfolio may, however, purchase or sell Stock Index Futures Contracts with respect to any stock index. Nevertheless, to hedge a Portfolio's portfolio successfully, the Advisor must sell Stock Index Futures Contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Closing out an open Stock Index Futures Contract sale or purchase is effected by entering into an offsetting Stock Index Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolios realize a gain; if it is more, the Portfolios realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realize a gain; if it is less, the Portfolio realize a loss. The Portfolios must also be able to enter into an offsetting transaction with respect to a particular Stock Index Futures Contract at a particular time. If the Portfolios are not able to enter into an offsetting transaction, the Portfolios will continue to be required to maintain the margin deposits on the Stock Index Futures Contract.

The Portfolios may elect to close out some or all of their futures positions at any time prior to their expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. The Portfolios may close their positions by taking opposite positions which would operate to terminate the Portfolios' position in the Stock Index Futures Contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Stock Index Futures Contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolios intend to purchase or sell Stock Index Futures Contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular time. In such an event, it might not be possible to close a Stock Index Futures Contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event Stock Index Futures Contracts have been used to hedge portfolio securities, the Portfolio would continue to hold securities subject to the hedge until the Stock Index Futures Contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the Stock Index Futures Contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the Futures Contract and thus provide an offset to losses on a Stock Index Futures Contract.

There are several risks in connection with the use by the Portfolios of Stock Index Futures Contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the Futures Contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by entering into Stock Index Futures Contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio' portfolio securities sought to be hedged.

Successful use of Stock Index Futures Contracts by the Portfolios for hedging purposes is also subject to the Advisor's ability to correctly predict
movements in the direction of the market.   It is possible that, when the
Portfolios have sold Futures to hedge their portfolios against a decline in the market, the index or indices on which the Futures are written might advance and the value of securities held in the Fund's portfolio might
decline.   If this were to occur, the Portfolio would lose money on the
Futures and also would experience a decline in value in its portfolio
securities.   However, while this might occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the securities underlying the Futures, which are intended to correlate to the price movements of the portfolio securities
sought to be hedged.   It is also possible that if the Portfolios were to
hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Portfolios would lose part or all of the benefit of increased value of those stocks that it had hedged, because it would have offsetting losses in their Futures positions. In addition, in such situations, if the Portfolios had insufficient cash, they might have to sell securities to meet their daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolios might have to sell securities at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the Stock Index Futures Contracts and the portion of the portfolio to be hedged, the price movements in the Futures Contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and
maintenance requirements.   Rather than meeting additional margin deposit
requirements, investors might close Stock Index Futures Contracts through offsetting transactions which could distort the normal relationship between
the index and futures markets.   Second, the margin requirements in the
futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the stock market does. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of Stock Index Futures Contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

Options on Futures give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is call and a short position if the option is a put), rather than to purchase or sell the Stock Index Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Stock Index Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. Alternatively, settlement may be made totally in cash.

The Portfolios may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or Portfolio of options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or Portfolio of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

FUTURES ON SECURITIES

A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities, the Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Portfolio's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

FOREIGN CURRENCY TRANSACTIONS

In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Portfolio is authorized to enter into forward foreign currency exchange contracts. In addition, each Portfolio is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as transaction hedging.

Second, when the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This hedging technique is known as position hedging. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

A separate account of each Portfolio consisting of cash or liquid securities equal to the amount of that Portfolio's assets that would be required to consummate forward contracts entered into under the second circumstance, as
set forth above, will be established with the Portfolio' custodian.   For the
purpose of determining the adequacy of the securities in the account, the
deposited securities will be valued at market or fair value.   If the market
or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by such Portfolios.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio is authorized to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date. Such instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. The sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of a Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of a Fund's portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

Although the Portfolios intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of the hedge.

Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Portfolio realizes a gain; if it is more, a Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Portfolio realizes a gain; if it is less, a Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, a Portfolio will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or Portfolio of options, or underlying securities;(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or Portfolio of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Call options sold by the Portfolios with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or the placement of cash or liquid securities in a segregated account to fulfill the obligations undertaken by the futures contract. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

FOREIGN CURRENCY OPTIONS

Each Portfolio is authorized to purchase and write put and call options on foreign currencies. A call option is a short-term contract pursuant to which the purchaser, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. The Portfolio will use currency options only in order to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase and to earn a high return by receiving a premium for writing options. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

Currently, the Bond Portfolio and the Equity Portfolio may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank. For concentration purposes, supranational entities are considered an industry.

U.S. GOVERNMENT SECURITIES

Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association.

Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A Portfolio will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is minimal.

MORTGAGE-BACKED SECURITIES

Each Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.
In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Each Portfolio may also invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two top categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer's general Portfolios and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or Portfolio which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity Portfolio are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CONVERTIBLE SECURITIES

Convertible Securities in which the Portfolios invest may be converted at either a stated price or stated rate into underlying shares of common stock thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities provide higher yields than the underlying equity, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

WARRANTS

Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which it entitles the holder to purchase, and
(2) do not represent any rights in the assets of the issuer.

INVESTMENT IN RESTRICTED SECURITIES

Each Portfolio may invest in "restricted securities" subject to the 15% of net assets limitation regarding illiquid securities. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the "1933 Act").
 Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The Securities and Exchange Commission ("SEC") adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers". The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Board of Directors.

The expenses of registration of restricted securities will be negotiated at
the time the securities are purchased by a Portfolio.   When registration is
required, a considerable period may elapse between a decision to sell the
securities and the time the sale would be permitted.   Thus, a Portfolio may
not be able to obtain as favorable a price as that prevailing at the time of
the decision to sell.   A Portfolio may also acquire through private
placements securities having contractual resale restrictions, which might prevent the sale of such securities at a time when such a sale otherwise would be desirable.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Fund. Under the Investment Company Act of 1940 and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and
(2) more than 50% of the outstanding shares of that Fund. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

The Fund may not, on behalf of a Portfolio:

     1. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions);

     2. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale "against-the-box"), and unless not more than 25% of a Portfolio's net assets (taken at a current value) are held as collateral for such sales at any one time;
    3. Issue senior securities or pledge its assets, except that each Portfolio invest in futures contracts and related options;

     4. Buy or sell commodities or commodity contracts, provided that each Portfolio may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts, or buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     6.  Make investments for the purpose of exercising control or management;

     7. Participate on a joint or joint and several basis in any trading account in securities;

     8. Under the Investment Company Act of 1940 and the rules and regulations thereunder, each Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. The Portfolios will not purchase or retain securities issued by open-end investment companies (other than money market Portfolios for temporary investment).

     9. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

     10. Purchase foreign securities if as a result of the purchase of such securities more than 25% of a Portfolio's assets ^ would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

     11. The Portfolio's investment policies with respect to options and with respect to stock and currency futures and options on either are subject to the following fundamental limitations: (1) with respect to any Portfolio, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Portfolio; (2) a Portfolio will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Portfolio; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Portfolio will not exceed 5% of the total assets of the Portfolio; (4) the security underlying the put or call is within the investment policies of each Portfolio and the option is issued by the Options Clearing Corporations; and (5) the Portfolio may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

PORTFOLIO TURNOVER

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Fund expects that its turnover rate generally will be less than 100%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the turnover rate with confidence. MANAGEMENT

The Directors and officers of the Fund are:





                                   Position                      Principal occupations
Name, address and age              with Fund                     During past five years
------------------------  ---------------------------  ------------------------------------------

B. Reuben Auspitz*        President &                  Vice President, Manning & Napier
1100 Chase Square         Director                     Fund, Inc., since 1984
Rochester, NY 14604                                    Executive Vice President, Manning &
DOB: 3/18/47                                           Napier Advisors, Inc.
                                                       Director, President and Treasurer,
                                                       Manning & Napier Advisory Advantage
                                                       Corporation
                                                       Director and President, Manning &
                                                       Napier Investor Services, Inc.
                                                       Director, Manning & Napier Leveraged
                                                       Investing Company, Inc., since 1994
                                                       Director, Chairman of the Board &
                                                       Treasurer, Exeter Fund Company,
                                                       since 1994

Martin Birmingham         Director                     Trustee, The Freedom Forum,
Lincoln Tower, 16th                                    since 1980
Floor                                                  Director, Manning & Napier Fund,
Rochester, NY 14604                                    Inc., since 1994
DOB: 10/30/21

Harris H. Rusitzky        Director                     Director, Manning & Napier Fund,
One Grove Street                                       Inc., since 1985
Pittsford, NY  14534                                   Director and member of the Executive
DOB: 1/9/35                                            Committee of Vari-Care, Inc. (chain
                                                       of nursing homes) from 1970-1993
                                                       President, The Greening Group,  since 1994
                                                       Director and Corporate Executive,
                                                       Serve-Rite Corporation, from 1965-
                                                                                             1994
Peter L. Faber*           Director                     Partner - Kaye, Scholer, Fierman,
1211 Avenue of the                                     Hays & Handler (law firm)from 1984-
Americas                                                                                     1985
New York, New York 10036                               Director, Manning & Napier Fund,
DOB: 4/29/38                                           Inc., since 1987
                                                       Partner - McDermott, Will & Emery
                                                       (law firm) since October 1, 1995

Michael M. Magiera        Vice President               Investment Analyst, Manning & Napier
1100 Chase Square                                      Advisors, Inc. from 1988-1994
Rochester, NY  14604                                   Manager Director, Fund Group,
DOB: 4/27/66                                           Manning & Napier Advisors, Inc.
                                                        since 1994

Barbara Lapple            Corporate Secretary          Compliance Officer, Manning & Napier
1100 Chase Square                                      Advisors, Inc. since 1984
Rochester, NY 14604                                    Corporate Secretary & Compliance
DOB: 7/26/59                                           Officer, Manning & Napier Investor
                                                       Services, Inc., since 1990
                                                       Corporate Secretary, Manning &
                                                       Napier Fund, Inc., since 1990
                                                       Corporate Secretary, Manning &
                                                       Napier Leveraged Investing Company,
                                                       Inc., since 1994

Timothy P. Mullaney, CPA  Treasurer & Chief Financial  Principal, Marketing Opportunity
1100 Chase Square         Officer                      Group (self-employed) since 1990
Rochester, NY 14604                                    Manning & Napier Advisors, Inc.
DOB:  1/29/68                                          since 1994
                                                       Manning & Napier Fund, Inc., since
                                                                                             1994




* Interested Director of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The only Committee of the Corporation is an Audit Committee whose members are
B. Reuben Auspitz and Harris H. Rusitzky.

Directors affiliated with the Advisor do not receive fees from the Fund. Mr. Faber is deemed to be an interested person of the investment advisor because his firm provides legal services to the Advisor. Each Director who is not affiliated with the Advisor shall receive an annual fee of $5,000. Annual fees will be calculated monthly and prorated. Each Director who is not affiliated with the Advisor shall receive $500 per Board Meeting attended for each active Series of the Fund, plus $500 for any Committee Meeting held on a day on which a Board Meeting is not held.


THE ADVISOR

Manning & Napier Advisors, Inc. ("Advisor") acts as the Fund's investment advisor. The Portfolio pays the Advisor for the services performed a fee as set forth in the Prospectus. The Investment Advisory Agreement (the "Agreement") between the Fund and the Advisor provides that in the event the expenses of the Fund (including the fee of the Advisor but excluding:
(i)brokerage commissions; (ii) interest; (iii) taxes; and (iv) extraordinary expenses except for those incurred by the Fund as a result of litigation in connection with a suit involving a claim for recovery by the Fund, or as a result of litigation involving a defense against a liability asserted against the Fund, provided that, if the Advisor made the decision or took the action which resulted in such claim the Advisor acted in good faith without gross negligence or misconduct, and for any indemnification paid by the Fund to its officers, directors and advisers in accordance with applicable state and federal laws as a result of such litigation) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the
Advisor will reduce its fee by the amount of such excess.   Any such
reductions or refunds are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year.

The Agreement states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

In the Agreement, the Fund agrees that the words "Manning & Napier" in its name are derived from the name of the Advisor and is the property of the Advisor for copyright and all other purposes and that therefore such word may be freely used by the Advisor as to other investment companies or other investment products; the Fund further agrees that, in the event that the Advisor ceases to be the Fund's investment advisor for any reason, the Fund will (unless the Advisor otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the words "Manning & Napier." The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund's Articles of Incorporation.

The Advisor is the Fund's Transfer Agent. The Advisor is separately compensated for acting as Transfer Agent to the fund.

Manning &
Napier Investor Services, Inc., acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. There will be no additional costs for this service.

CUSTODIAN AND INDEPENDENT ACCOUNTANT

The custodian is Boston Safe Deposit and Fund Company, One Cabot Road, 3rd Floor, Medford, MA 02155-5159. Boston Safe Deposit and Trust Company may, at its own expense, employ a sub-custodian on behalf of the foreign securities held by the Fund, provided that Boston Safe Deposit and Trust Company shall remain liable for all its duties as custodian. The Fund's independent accountants are Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Fund to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

NET ASSET VALUE

The net asset value is determined on each day that the New York Stock Exchange is open for trading. In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges or on such System.
 Unlisted securities that are not included in such National Market System are valued at the quoted bid prices in the over-the-counter market. All securities initially expressed in foreign currencies will be converted to U.S. dollars at the exchange rates quoted at the close of the New York markets. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. The Advisor may use a pricing service to obtain the value of the Fund's portfolio securities where the prices provided by such pricing service
are believed to reflect the fair market value of such securities.   The
methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund's Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund's Board of Directors.

REDEMPTION OF SHARES

PAYMENT FOR SHARES REDEEMED

Payment for shares presented for redemption may be delayed more than three days only for (1) any period (A) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (B) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or one per cent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

TAXES

Each Portfolio of the Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate account of the Life Companies.

In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Fund.

It is the policy of each of the Portfolios to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of a Portfolio's gross income must be derived from gains from sale or other disposition of securities held for less than three months (with special rules applying to so-called designated hedges). Accordingly, a Portfolio will be restricted in selling securities held or considered under Code rules to have been held less than three months, and in engaging in hedging or other activities (including entering into options, futures, or short-sale transactions) which may cause the Fund's holding period in certain of its assets to be less than three months.

This discussion of the federal income tax and state tax treatment of the Fund and its shareholders is based on the law as of the date of this Statement of Additional Information. It does not describe in any respect the tax treatment or offsets of any insurance or other product pursuant to which investments in the Fund may be made.

SPECIAL CONSIDERATIONS

The Portfolios serve as the underlying investments for Variable Contracts issued through separate accounts of the Life Companies which may or may not be affiliated.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that Portfolio contracts such as the Variable Contracts, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a Variable Contract owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments thereunder. Section 817(h)(2) provides that a segregated asset account that Portfolios contracts such as the Variable Contracts is treated as meeting the diversification standards if, as of the close of each quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the Treasury Department in connection with variable life insurance policies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, and each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed in such a manner a to comply with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Fund.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

PERFORMANCE INFORMATION

(a) A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, Advisor may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

SHAREHOLDER COMMUNICATIONS

Owners of Variable Contracts issued by the Life Companies for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Life Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Portfolios and the market value thereof and will provide other information about the Fund and its operations.

ORGANIZATION AND CAPITALIZATION

The Fund is an open-end investment company incorporated under the laws of the State of Maryland on November 1, 1995.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Portfolio on matters affecting an individual Fund. For example, a change in a fundamental investment policy for the Manning & Napier Growth Portfolio would be voted upon only by shareholders of that Fund. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Fund. Approval by the shareholders of one Portfolio is effective as to that Fund. Shares have noncumulative voting rights.

Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for different variable life insurance policies or variable annuity contracts. Any additional Portfolios may be managed by investment advisers other than the current Advisor. In addition, the Directors have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe and to terminate any Portfolio of the Fund.


FINANCIAL STATEMENTS

                                    PART C

                              OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)   FINANCIAL STATEMENTS:

Not Applicable.  Registrant has not yet commenced investment operations.

     (B)   EXHIBITS


(1)  Articles of Incorporation. Filed Herewith.

(2)  By-laws.  Filed Herewith.

(3)  Not Applicable

(4)  Not Applicable

(5)  Form of Investment Advisory Agreement.*

(6)  Not Applicable

(7)  Not Applicable

(8)  Form of Custodian Agreement.*

(9)  Form of Transfer Agent Agreement between the Registrant and
     Manning & Napier Advisors, Inc.*

(10) Consent and Opinion of Counsel.*

(11) Not Applicable

(12) Not Applicable

(13) Not Applicable

(14) Not Applicable

(15) Not Applicable

(16) Not Applicable



ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None


(*To be filed by amendment.)

ITEM 26.   NUMBER OF HOLDERS OF SECURITIES

None

ITEM 27.   INDEMNIFICATION

Reference is made to subparagraph (b) of paragraph (7) of Article SEVENTH of Registrant's Articles of Incorporation, which reflects the positions taken in Investment Company Act Release No. 11330. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND
           SUB-ADVISERS

Manning & Napier Advisors, Inc. is the investment advisor of the Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier Advisors, Inc., its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV (File No. 801-10733) as filed under the Investment Advisers Act of 1940 by Manning & Napier Advisors, Inc.

ITEM 29.   PRINCIPAL UNDERWRITER

(a)     Not Applicable
(b) Manning & Napier Investor Services, Inc. is the Distributor of the Registrant's shares.






Name & Principal     Positions & Offices   Positions & Offices
Business Address       with Distributor      with Registrant
-------------------  --------------------  -------------------

B. Reuben Auspitz    President & Director  Director
1100 Chase Square
Rochester, NY 14604

Julie Raschella      Director              N/A
1100 Chase Square
Rochester, NY 14604

Beth A. Hendershot   Treasurer             N/A
1100 Chase Square
Rochester, NY 14604

Barbara A. Lapple    Corporate Secretary   Corporate Secretary
1100 Chase Square
Rochester, NY 14604

George Nobiliski     Director              N/A
1100 Chase Square
Rochester, NY 14604



ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant except for the records required by Rule 31a-1(b)(2)(a) and (b), which are in the possession of the Custodian.

ITEM 31.   MANAGEMENT SERVICES

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32.   UNDERTAKINGS

Registrant undertakes to file a Post-Effective Amendment to this Registration Statement, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rochester, and State of New York on the 30th day of November, 1995.






                                    MANNING & NAPIER INSURANCE FUND, INC.



                               By:  /s/B. Reuben Auspitz
                                    -------------------------------------
                                    B. Reuben Auspitz, President





Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.






SIGNATURE                           TITLE               DATE

/s/B. Reuben Auspitz     Principal Executive Officer  12-01-95
-----------------------                               --------
B. Reuben Auspitz        and Director

/s/Michael M. Magiera    Officer                      12-01-95
-----------------------                               --------
Michael M. Magiera

/s/Martin F. Birmingham  Director                     12-01-95
-----------------------                               --------
Martin F. Birmingham

/s/Harris H. Rusitzky    Director                     12-01-95
-----------------------                               --------
Harris H. Rusitzky

/s/Peter L. Faber        Director                     12-01-95
-----------------------                               --------
Peter L. Faber

/s/Timothy P. Mullaney   Treasurer                    12-01-95
-----------------------                               --------
Timothy P. Mullaney












PAGE>






                                   EXHIBITS

                                      TO

                                  FORM N-1A

                                     FOR

                    MANNING & NAPIER INSURANCE FUND, INC.

                              INDEX TO EXHIBITS

                                                                        PAGE

 (1)      Articles of Incorporation

 (2)      By-laws